DIVESTITURES	12 Months Ended
Dec. 31, 2010
Divestures [Abstract]
Divestitures [Text block]
DIVESTITURES

Divestiture of the Styron Business Unit
On March 2, 2010, the Company announced the entry into a definitive agreement to sell the Styron business unit (“Styron”) to an affiliate of Bain Capital Partners. The definitive agreement specified the assets and liabilities related to the businesses and products to be included in the sale. On June 17, 2010, the sale was completed for $1,561 million, net of working capital adjustments and costs to sell, with proceeds subject to customary post-closing adjustments. The proceeds included a $75 million long-term note receivable. In addition, the Company elected to acquire a 7.5 percent equity interest in the resulting privately held, global materials company. Businesses and products sold included: Styrenics – polystyrene, acrylonitrile butadiene styrene, styrene acrylonitrile and expandable polystyrene; Emulsion Polymers; Polycarbonate and Compounds and Blends; Synthetic Rubber; and certain products from Dow Automotive Systems. Also included in the sale were certain styrene monomer assets and the Company’s 50 percent ownership interest in Americas Styrenics LLC, a nonconsolidated affiliate. The transaction also resulted in several long-term supply, service and purchase agreements between Dow and Styron.

Styron’s results of operations were not classified as discontinued operations, as the Company has continuing cash flows as a result of the supply, service and purchase agreements, and continues to hold an equity interest.

The following table presents the major classes of assets and liabilities divested by operating segment:

Styron Assets and Liabilities Divested on June 17, 2010 In millions	Perf Materials	Perf Plastics	Feedstocks and Energy	Corp	Total
Inventories	$172	$152	$144	$—	$468
Other current assets	291	201	23	205	720
Investment in nonconsolidated affiliate	—	158	—	—	158
Net property	277	126	8	—	411
Goodwill	111	30	—	—	141
Other noncurrent assets	—	—	—	96	96
Total assets divested	$851	$667	$175	$301	$1,994
Current liabilities	$—	$—	$—	$347	$347
Other noncurrent liabilities	—	—	—	92	92
Total liabilities divested	$—	$—	$—	$439	$439
Components of accumulated other comprehensive income divested	$—	$—	$—	$45	$45
Net value divested	$851	$667	$175	$(183)	$1,510

Post-closing adjustments were finalized in the fourth quarter of 2010. In 2010, the Company recognized a pretax gain of $27 million on the sale, net of post-closing adjustments of $24 million and including a net gain on the sale of two small, related joint ventures, working capital adjustments and additional costs to sell. The net gain was included in “Sundry income – net” and reflected in the following operating segments: Performance Materials ($20 million) and Performance Plastics ($7 million). The sale resulted in an after-tax loss of $56 million, primarily because goodwill related to the divestiture was not tax deductible.

On February 3, 2011, Styron repaid the $75 million long-term note receivable, plus interest.

Divestitures Required as a Condition to the Acquisition of Rohm and Haas
As a condition of the FTC’s approval of the April 1, 2009 acquisition of Rohm and Haas, the Company was required to divest a portion of its acrylic monomer business, a portion of its specialty latex business and its hollow sphere particle business. As a result, the Company recognized an impairment charge of $205 million related to these assets in the second quarter of 2009 restructuring charge (see Note C).

On July 31, 2009, the Company entered into a definitive agreement that included the sale of the portion of its acrylic monomer business and the portion of its specialty latex business. The sale was completed on January 25, 2010. Additional impairment charges of $8 million related to these assets were recognized in the first quarter of 2010. In the second quarter of 2010, additional severance costs of $1 million and the write-off of other assets of $5 million were recognized (see Note C).

The Company completed the sale of its hollow sphere particle business in the second quarter of 2010 and recognized additional costs associated with disposal activities of $7 million, related to contract termination fees (see Note C).

Divestiture of the Rohm and Haas Salt Business
On April 1, 2009, the Company announced the entry into a definitive agreement to sell the stock of Morton International, Inc. (“Morton”), the Salt business of Rohm and Haas, to K+S Aktiengesellschaft (“K+S”). On October 1, 2009, the Company completed the divestiture of its interest in Morton to K+S and received net proceeds of $1,576 million, with proceeds subject to customary post-closing adjustments. As a result, the Company recognized a pretax $37 million gain on the sale in the fourth quarter of 2009, included in “Sundry income – net,” and reflected in Corporate. One billion dollars in proceeds from this transaction were used to pay off the Term Loan Agreement used to fund the acquisition of Rohm and Haas (see Note P). The results of operations for the Salt business were reported in Corporate and were not material to the consolidated financial statements.

Salt Business Assets and Liabilities Divested In millions	At Oct. 1, 2009
Current assets	$374
Property	434
Other intangible assets	1,151
Deferred charges and other assets	102
Assets divested	$2,061
Current liabilities	$124
Deferred income tax liabilities – noncurrent	311
Pension and other postretirement benefits	89
Other noncurrent obligations	14
Liabilities divested	$538

Divestiture of the Calcium Chloride Business
On June 30, 2009, the Company completed the sale of the Calcium Chloride business for net proceeds of $204 million and recognized a pretax gain of $162 million. The results of the Calcium Chloride business, including the second quarter of 2009 gain on the sale, are reflected as “Income from discontinued operations, net of income taxes” in the consolidated statements of income.

The following table presents the results of discontinued operations:

Discontinued Operations In millions	2009	2008
Net sales	$70	$153
Income before income taxes	$175	$44
Provision for income taxes	$65	$16
Income from discontinued operations, net of income taxes	$110	$28

Divestiture of Investments in Nonconsolidated Affiliates
On September 1, 2009, the Company completed the sale of its ownership interest in Total Raffinaderij Nederland N.V. (“TRN”), a nonconsolidated affiliate, and related inventory to Total S.A. for $742 million. This sale resulted in a pretax net gain of $457 million, which consisted of a gain of $513 million reflected in “Sundry income – net” and a charge of $56 million related to the recognition of hedging losses which were recorded to “Cost of sales.” The gain impacted the Feedstocks and Energy segment.

On September 30, 2009 the Company completed the sale of its ownership interest in the OPTIMAL Group of Companies (“OPTIMAL”), nonconsolidated affiliates, to Petroliam Nasional Berhad for net proceeds of $660 million. This sale resulted in a pretax gain of $339 million included in “Sundry income – net,” and reflected in the operating segments as follows: $146 million in Performance Materials and $193 million in Feedstocks and Energy.